SEMIANNUAL REPORT

American Fidelity Dual Strategy Fund, Inc.
June 30, 1999

Dear Participant:

The U.S. equity markets rallied to new record highs in the second quarter despite continued weakness in the bond markets. American Fidelity Dual Strategy Fund, Inc. also reported a gain for the first half. The net asset value on June 30, 1999 was up 13% from December 31, 1998.

The ongoing strength in the U.S. economy has been a major catalyst in helping to ignite a global resurgence in economic growth. The strong economy reinforced investor confidence in the outlook for corporate profits and continued prosperity. However, with signs of growing momentum in U.S. economic activity, investors became more concerned about the outlook for inflation and interest rates. This concern was reflected in the bond market as long term U.S. Treasury yields rose significantly during the first half of 1999.

Strong consumer spending continued to drive Real Gross Domestic Product growth during the first half. Accelerated tax refunds, vigorous income growth and healthy stock market gains were all contributing factors to the exceptional levels of consumer spending the U.S. has experienced over the last few quarters. We expect Real Gross Domestic Product growth to slow to a more moderate level in the second half of the year.

Inflation rates, as measured by the Consumer Price Index ("CPI"), were impacted by the sharp rise in energy costs earlier this year. Core inflation rates, which exclude food and energy costs, remained relatively stable. Despite some isolated inflationary pressures, the broader measures of inflation have yet to confirm any signs of a sustained resurgence in the inflation rate. Labor costs, which represent a key component of the price indices, have actually softened somewhat over the past six months. However, we continue to expect a gradual upward trend in the CPI as the global economy strengthens, the domestic labor market tightens and commodity prices firm.

The yields on the 30-year U.S. Treasury Bond rose to an eighteen month high, touching 6.2% late in June versus a low of 5.4% in early April. Yields ended the second quarter at 5.99%. A sharp increase in energy prices, growing evidence of improving economic prospects in Asia and the emerging markets, and stronger than expected U.S. economic growth were contributing factors in pushing interest rates higher during the first half. Increased effort by corporate borrowers to take advantage of lower interest rates led to a flood of new bond issues, which added further pressure to the fixed income markets. With our near term outlook for a moderation in economic growth, we believe long-term interest rates could decline slightly over the near term. For the longer term we would not be surprised if interest rates come under increased pressure as the domestic and global economies accelerate.

Looking to the longer term, we continue to believe stocks are quite attractive. Given the strong fundamental health of the U.S. economy, low interest rates, and ample market liquidity, we believe stocks offer further upside potential. Equity valuations, however, leave little margin for disappointment and could quickly push stocks into a corrective phase should economic or inflationary developments not meet investor expectations.

If you have any questions, please let us know.

     Sincerely,

     JOHN W. REX
     John W. Rex, President
     American Fidelity Dual Strategy Fund, Inc.

JWR:jl

AMERICAN FIDELITY
DUAL STRATEGY FUND, INC.

STATEMENT OF ASSETS
AND LIABILITIES
June 30, 1999
ASSETS:
Cash & investments at market value               $213,980,671
Accrued interest and dividends                        198,424
Accounts Receivable for Securities Sold                     0
                                                  ___________
Total Assets                                      214,179,095
LIABILITIES:
Accounts Receivable for Securities Purchased                0
Other accounts payable                                      0
Account payable-redemptions                                 0
                                                  ___________
Total Liabilities                                           0
NET ASSETS                                       $214,179,095
                                                  ===========

ACCUMULATION UNITS OUTSTANDING                     18,957,815
                                                  ===========
NET ASSET VALUE PER UNIT                              11.2977
                                                  ===========

STATEMENT OF CHANGES IN NET ASSETS
June 30, 1999
Net assets, beginning of year                              $0
Net investment income                               1,002,422
Realized gain on investments                       (1,759,503)
Decrease in unrealized appreciation
     of investments                                25,046,296
Net purchase payments received                    191,770,767
Withdrawal of funds                                (1,880,887)
                                                  ___________
Net assets at end of June                        $214,179,095
                                                  ===========

STATEMENT OF OPERATIONS
June 30, 1999
INVESTMENT INCOME:
Dividends                                          $1,383,017
Interest                                              105,816
                                                   __________
                                                    1,488,833
EXPENSES:
Investment management fee                             486,411
                                                   __________
NET INVESTMENT INCOME                              $1,002,422
                                                   ==========
REALIZED GAIN ON INVESTMENTS:                      (1,759,503)
                                                   ==========
UNREALIZED DEPRECIATION OF INVESTMENTS:           $25,046,296
                                                   ==========

STATEMENT OF INVESTMENTS
June 30, 1999

                                               Shares or     Market
COMMON STOCKS:                                 Principal     Value
                                                 Amount      Amount
Chemicals & Allied Products:
     Abbott Laboratories                         33,600     1,528,800
     American Home Products Corporation          47,000     2,702,500
     Avery-Dennison Corporation                  55,800     3,368,925
     Bristol-Myers Squibb Company                76,800     5,409,561
     Dupont                                      14,400       983,693
     Johnson & Johnson                           44,000     4,312,000
     Eil Lilly and Company                       12,800       916,800
     Merck & Company, Inc.                       23,400     1,731,600
     Pfizer, Inc.                                35,800     3,929,050

                                                           24,882,929

Electronic & Other Electric Equipment:
     General Electric Company                    61,600     6,960,800
     Intel Corporation                           90,400     5,378,800
     Koninklijke Phillips Electronics **         34,040     3,433,785
     Lucent Technologies                         70,000     4,720,590

                                                           20,493,975

Business Services:
     Automatic Data Processing                   68,000     2,992,000
     Computer Associates International           25,800     1,419,000
     Computer Sciences Corporation               36,000     2,490,732
     Interpublic Group of Companies              25,500     2,208,938
     Microsoft Corporation *                     82,800     7,467,483
     WPP Group PLC **                            39,000     3,344,250

                                                           19,922,403

Industrial Machinery & Equipment:
     Cisco Systems, Inc. *                      146,500     9,449,250
     Hewlett-Packard Company                     16,400     1,648,200
     IBM Corporation                             31,000     4,006,750
     United Technologies                         65,000     4,659,655

                                                           19,763,855

Petroleum Refining & Related Industries:
     Atlantic Richfield Company                  13,000     1,086,306
     Chevron Corporation                         31,600     3,007,909
     Mobil Corporation                           21,000     2,079,000
     Royal Dutch Petroleum **                    75,200     4,530,800
     Texaco, Inc.                                61,200     3,825,000

                                                           14,529,015

                                                Shares or     Market
                                                Principal     Value
                                                  Amount      Amount
Depository Institutions:
     Bank of America Corporation                 42,032     3,081,450
     Chase Manhattan Bank                        36,300     3,144,487
     First Union Corporation                     29,484     1,385,748
     MBNA                                        87,750     2,687,344
     J.P. Morgan & Company                       10,000     1,405,000
     Regions Financial Corporation               17,600       676,491
     Wachovia Corporation                        20,000     1,711,240

                                                           14,091,760

Communications:
     Ameritech                                   33,400     2,454,900
     Bell Atlantic Corproration                  31,792     2,078,402
     Bellsouth Corporation                       30,000     1,406,250
     MCI Worldcom, Inc. *                        30,000     2,581,860
     SBC Communications, Inc.                    37,600     2,180,800

                                                           10,702,212

Insurance Carriers:
     AFLAC, Inc.                                 70,200     3,360,825
     American International Group                29,250     3,424,064
     MGIC                                        43,000     2,090,875

                                                            8,875,764

Food & Kindred Products:
     Anheuser-Busch Companies, Inc.              31,000     2,199,047
     The Coca-Cola Company                       53,600     3,350,000
     Pepsico, Inc.                               73,000     2,824,151

                                                            8,373,198

Food Stores:
     Albertson's, Inc.                           56,600     2,918,409
     Safeway, Inc. *                             97,700     4,836,150

                                                            7,754,559

Electric, Gas & Sanitary Services:
     Duke Energy Company                         16,000       870,000
     GTE                                         34,800     2,636,100
     Northern States Power Company               38,000       919,106
     Teco Energy, Inc.                           55,500     1,262,625
     Texas Utilities                             34,500     1,423,125

                                                            7,110,956

Home Furniture & Equipment Store:
     Circuit City Stores                         53,000     4,929,000

STATEMENT OF INVESTMENTS (Continued)           Shares or     Market
                                               Principal     Value
                                                 Amount      Amount
Non-Depository Institutions:
     American Express Company                    19,600     2,550,450
     Federal National Mortgage Association       34,400     2,352,100

                                                            4,902,550

Miscellaneous Manufacturing Industries:
     Tiffany & Company                           47,200     4,554,800

Paper & Allied Products:
     Kimberly Clark                              41,000     2,337,000
     Willamette Industries                       47,000     2,164,914

                                                            4,501,914

Transportation by Air:
     Delta Airlines, Inc.                        24,000     1,383,000
     FDX Corporation *                           50,000     2,712,500

                                                            4,095,500

General Merchandise:
     Dollar General                              37,500     1,087,500
     Wal-Mart Corporation                        59,400     2,866,050

                                                            3,953,550

Holding & Other Investment Offices:
     Felcor Lodging Trust, Inc.                  33,300       690,975
     First Industrial Realty Trust               35,000       960,295
     Mack-Cali Realty Corporation                31,400       971,422
     Simon Property Group, Inc.                  30,000       761,250
     Spieker Properties, Inc.                    12,000       466,500

                                                            3,850,442

Instruments & Other Investment Offices:
     Raytheon Company - A                        37,500     2,582,813
     Raytheon Company - B                        16,000     1,126,000

                                                            3,708,813

Transportation Equipment:
     Allied Signal, Inc.                         30,000     1,890,000
     Ford Motor Company                          28,000     1,580,236

                                                            3,470,236

                                                Shares or     Market
                                                Principal     Value
                                                 Amount       Amount
Miscellaneous Retail:
     Costco Company, Inc. *                      40,500     3,242,511

Security & Commodity Brokers:
     Charles Schwab Corporation                  29,500     3,241,313

Building Materials & Gardening Supplies:
     Home Depot, Inc.                            46,000     2,964,102

Personal Services:
     H & R Block                                 39,300     1,965,000

Eating & Drinking Places:
     McDonald's Corporation                      32,000     1,321,984

Primary Metal Industries:
     Englehard Corporation                       58,000     1,312,250

Health Services:
     HCR Manor Care *                            35,000       846,545

     Total Common Stocks            (Cost $184,314,840)   209,361,136

SHORT-TERM INVESTMENTS:
     Associates Corporation of North America
         Master Note Fltg (4.71% at 6/30/99)  4,517,840    $4,517,840

     Total Short-Term Investments            $4,517,840

     Total Investments:                    $213,878,976

     *   Presently not producing dividend income
     **  Foreign Investments


SAFEKEEPING OF SECURITIES

InvesTrust
Oklahoma City, OK

INVESTMENT ADVISER

American Fidelity Assurance Company
Oklahoma City, OK

INVESTMENT SUB ADVISER

Lawrence Kelly & Associates, Inc.           Todd Investment Advisors
Los Angeles, CA                                     Louisville, KY

For more information

To obtain information:

By telephone
Call 1-800-662-1106

By mail Write to:
American Fidelity
Dual Strategy Fund, Inc.
P.O. Box 25520
Oklahoma City, OK 73125-0520

By E-mail Send your request to:
va.help@af-group.com

On the Internet Text-only versions of fund documents can be viewed online or downloaded from the SEC's web site: //www.sec.gov

You may also obtain copies of fund documents by visiting the SEC's Public Reference Room in Washington, DC (phone 1-800-SEC-0330) or by sending your request and a duplicating fee to the SEC's Public Reference Section, Washington, DC 20549-6009.

GVA-276 (9/99)